UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 25, 2003


                             Dycom Industries, Inc.
             (Exact name of Registrant as specified in its charter)

                                     Florida
                 (State or other jurisdiction of incorporation)


          0-5423                                                59-1277135
       (Commission                                           (I.R.S. Employer
       File Number)                                         Identification No.)


4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida             33410
         (Address of principal executive offices)                    (Zip Code)


                                 (561) 627-7171
              (Registrant's telephone number, including area code)


                             Exhibit Index on Page 5

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Item 2.           Acquisition or Disposition of Assets

                  On November 25, 2003, pursuant to the terms of the Asset Purchase Agreement, dated as of November 5, 2003, between Dycom Industries, Inc., a Florida corporation ("Dycom") and First South Utility Construction, Inc., a North Carolina corporation ("First South"), Dycom acquired substantially all of the assets of First South and assumed certain liabilities associated with these assets, for approximately $50 million in cash and 175,840 shares of Dycom's common stock.

                  In conjunction with the acquisition, Dycom also paid approximately $9 million for excess working capital consisting primarily of accounts receivable and unbilled revenue. Dycom deposited approximately $6.4 million of such amount in escrow, to be returned to Dycom to the extent such amounts remain outstanding on April 15, 2004. Dycom paid the purchase price from cash on hand.

                  The assets acquired by Dycom were used by First South in plant construction, design and engineering services for telecommunication providers and Dycom expects to continue to use the assets for substantially the same business.

                  On December 3, 2003, pursuant to the terms of the Agreement and Plan of Merger, dated as of November 17, 2003, among Dycom, UtiliQuest Acquisition Corp., UtiliQuest Holdings Corp. ("UtiliQuest") and OCM/GFI Power Opportunities Fund, L.P., Dycom acquired UtiliQuest for approximately $120 million in cash. Dycom borrowed approximately $85 million under its credit agreement in connection with this acquisition and the rest of the purchase price was from cash on hand.

                  Press releases regarding the consummation of these transactions were issued by Dycom on November 25, 2003 and December 3, 2003, respectively, and are incorporated herein in their entirety by reference to the Current Reports on Form 8-K filed by Dycom with the Securities and Exchange Commission on November 25, 2003 and December 4, 2003, respectively.

Item 7.           Financial Statements and Exhibits

                  (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                      The financial statements of UtiliQuest required by this item are not included in this Current Report on Form 8-K. Such financial statements will be filed by amendment to this report no later than sixty (60) days after December 18, 2003.

                      Audited financial statements of First South are not required pursuant to Rule 3-05(b)(2) of Regulation S-X as the assets acquired from First South do not meet the 20% tests set forth therein.

                  (B) PRO FORMA FINANCIAL INFORMATION

                      The pro forma financial information of UtiliQuest required by this item is not included in this Current Report on Form 8-K. Such pro forma financial information will be filed by amendment to this report no later than sixty (60) days after December 18, 2003.


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


                      The pro forma financial information of First South required by this item is not included in this Current Report on Form 8-K. Such pro forma financial information will be filed by amendment to this report no later than sixty (60) days after December 10, 2003.

                  (C) EXHIBITS.

                  2.1 Agreement and Plan of Merger, dated as of November 17,
                      2003, among Dycom Industries, Inc., UtiliQuest Acquisition Corp., UtiliQuest Holdings Corp. and OCM/GFI Power Opportunities Fund, L.P. (incorporated herein by reference to Exhibit 10.3 of the Form 10-Q for the Quarter Ended October 25, 2003 filed by Dycom on December 5, 2003, File No. 001-10613).

                 99.1 Press Release, dated November 25, 2003 (incorporated
                      herein by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Dycom on November 25, 2003, File No. 001-10613).

                 99.2 Press Release, dated December 3, 2003 (incorporated
                      herein by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Dycom on December 4, 2003, File No. 001-10613).


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


                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DYCOM INDUSTRIES, INC.


Date: December 10, 2003                       By:   /s/ Steven Nielsen
                                              ---------------------------------
                                              Name:  Steven Nielsen
                                              Title: President and
                                                Chief Executive Officer


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


                                  EXHIBIT INDEX


Number                              Exhibit
------                              -------

2.1 Agreement and Plan of Merger, dated as of November 17, 2003, among Dycom Industries, Inc., UtiliQuest Acquisition Corp., UtiliQuest Holdings Corp. and OCM/GFI Power Opportunities Fund, L.P. (incorporated herein by reference to Exhibit 10.3 of the Form 10-Q for the Quarter Ended October 25, 2003 filed by Dycom on December 5, 2003, File No. 001-10613).

99.1 Press Release, dated November 25, 2003 (incorporated herein by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Dycom on November 25, 2003, File No. 001-10613).

99.2 Press Release, dated December 3, 2003 (incorporated herein by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Dycom on December 4, 2003, File No. 001-10613).



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